UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2020

GL Brands, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55687	46-2093679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 Beltline Rd., Suite 350, Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 811-4367

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Previous Independent Accountants

(i)               On February 24, 2020, GL Brands, Inc. (the “Company”) dismissed Sadler, Gibb & Associates, L.L.C. (the “Former Accounting Firm”) as the independent registered public accounting firm for the Company.

(ii)             The reports of the Former Accounting Firm on the Company’s financial statements as of and for the fiscal years ending June 30, 2019 and 2018, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.

(iii)            The reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended June 30, 2019 and 2018, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because of the Company’s financial condition.

(iv)            The Company’s Board of Directors approved the dismissal of the Former Accounting Firm.

(v)              During the fiscal years ending June 30, 2019 and 2018, and during the interim period through February 24, 2020, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years, and (ii) were no reportable events of the kind referenced in Item 304(a)(1)(v) of Regulation SK.

(vi)            The Company requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants

On or about February 24, 2020, the Company engaged Accell Audit & Compliance (the “New Accounting Firm”) as the Company’s independent registered public accounting firm. The Board approved the decision to engage the New Accounting Firm.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to February 24, 2020 (the date of the New Accounting Firm’s appointment), regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation SK and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation SK).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

(d) Exhibits

16.1       Letter from Former Accounting Firm

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020	GL BRANDS, INC.

/s/ Carlos Frias
Name: Carlos Frias
Title: Chief Executive Officer

3